EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guardion Health Sciences, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Bret Scholtes, Chief Executive Officer of the Company, and Andrew Schmidt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2021	/s/ Bret Scholtes
Bret Scholtes
Chief Executive Officer
(Principal Executive Officer)

March 26, 2021	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)